                                                                   Exhibit 1.1.1


                              EQUITY FOCUS TRUSTS
                   SECTOR SERIES, EMERGING SECTOR PORTFOLIOS

                          BROADBAND TECHNOLOGIES 2001A

                    REFERENCE TRUST INDENTURE

                          Dated as of January 8, 2001



          This Trust Indenture between Salomon Smith Barney Inc., as Sponsor, and The Bank of New York, as Trustee (the "Indenture") sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Equity Focus Trusts, Standard Terms and Conditions of Trust for Series formed on or subsequent to March 14, 2000" (the "Standard Terms and Conditions of Trust") and such provisions as are set forth in full herein and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.


                                WITNESSETH THAT:


          In consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST


          Subject to the provisions of Part II hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument, except that all references to "The Chase Manhattan Bank" shall be deleted and replaced by "The Bank of New York", and further, that The Bank of New York shall, by executing this Trust Indenture, be deemed to be the Trustee and a party to said Standard Terms and Conditions of Trust for all purposes of this Trust.

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST


          The following special terms and conditions are hereby agreed to:

     (a) The Securities (including Contract Securities) deposited hereunder are those listed in the Prospectus under Portfolio relating to the Sector Series, Emerging Sector Portfolios Broadband Technologies 2001A.

     (b) The definition of "Trustee" shall be deleted and replaced by the following:

          "The Bank of New York, or its successor or any successor Trustee appointed as herein provided."

     (c) SECTION 2.02 is hereby amended by adding the following sentence as the second sentence of such Section:

          "Effective as of the Evaluation Time on January 9, 2001, in the event that the aggregate value of Securities in the Trust has increased since the evaluation on January 8, 2001, the Trustee shall issue such number of additional Units to the Holder of outstanding Units as of the close of business on January 8, 2001, that the price per Unit computed as of the Evaluation Time on January 9, 2001, plus the maximum applicable sales charge shall equal approximately $1 per Unit (based on the number of Units outstanding as of said Evaluation Time, including the additional Units issued pursuant to this sentence); in the event that the aggregate value of Securities in the Trust Fund has decreased since the evaluation on January 8, 2001, there will be a reverse split of the outstanding Units, and said Holder will surrender to the Trustee for cancellation such number of Units, that the price per Unit computed as of the Evaluation Time on January 9, 2001 plus the maximum applicable sales charge shall equal approximately $1 per Unit (based on the number of Units outstanding as of said Evaluation Time, reflecting cancellation of Units pursuant to this sentence)."

     (d) SECTION 3.19 shall be amended by adding the following sentence at the conclusion of such Section:

          "The Depositor represents that the price paid by any Holder for Units acquired through reinvestment of Trust distributions will be reduced by the aggregate amount of unpaid Deferred Sales Charge at the time of purchase such that the subsequent collection by the Depositor of the Deferred Sales Charge in respect of the Units so acquired will be permissible under applicable NASD rules."

     (e) Article THREE shall be amended to add a new SECTION 3.20 as follows:

          "SECTION 3.10 Creation and Development Fee. In the event that the Prospectus provides for a Creation and Development Fee, then the Trustee shall, on the dates specified in and as permitted by the Prospectus, withdraw from the Income Account, the Capital Account and/or distributions to be made therefrom, as such accounts or distributions are designated in the Prospectus as the source of the payments of the Creation and Development Fee, an amount per Unit specified in the Prospectus and credit such amount to a special, non-Trust account maintained at the Trustee out of which the Creation and Development Fee will be distributed to the Sponsor. If the balances in the Income and Capital Accounts are insufficient to make any withdrawal designated to be made therefrom, the Trustee shall, as directed by the Sponsor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or the Capital Account, sell Securities and credit the proceeds thereof to such special Sponsor's account or credit Securities in kind to such special Sponsor's Account, provided, however, that the Trustee shall not be required to advance an aggregate amount in excess of $15,000 pursuant to this Section. Such directions shall identify the Securities, if any, to be sold or distributed in kind and shall contain, if the Trustee is directed by the Sponsor to sell a Security, instructions as to execution of such sales. The Trustee shall have no liability for any loss or depreciation resulting from sales made in accordance with the Sponsor's instruction. If a Holder redeems Units prior to full payment of the Creation and Development Fee, the Trustee shall not, on the Redemption Date, withhold from the Redemption Price payment to such Holder an amount equal to the unpaid portion of the Creation and Development Fee, unless provided otherwise in the Prospectus. The Sponsor may at any time instruct the Trustee to distribute to the Sponsor cash or Securities previously credited to the special Sponsor's Account. Notwithstanding the foregoing, unless the Sponsor shall otherwise direct, the Trustee shall accrue the liability for the Creation and Development Fee on each Creation and Development Fee payment date but shall defer the payment thereof and any sale of Securities as shall be necessary to provide funds for such payment, until the last Deferred Sales Charge payment date specified in the Prospectus or such earlier time as a Unit is redeemed. Accordingly, any person who acquires a Unit subsequent to one or more Creation and Development Fee payment dates will acquire the Unit subject to the unpaid liability for such Creation and Development Fee payments. Neither the Trustee nor the Sponsor shall have any liability for loss or depreciation resulting from such deferral of payment and sale of Securities."

     (f) For purposes of SECTION 7.03 the amount per year as compensation for the Sponsor is hereby specified as the amount set forth under Summary of Essential Information in the Prospectus as Sponsor's Annual Fee.

     (g) SECTION 8.01(b) shall be amended by adding the following to the clause ending prior to the proviso beginning in the fifth line:

          "or in respect of any evaluation which it is required to make, or required or permitted to have made by others under this Indenture, or otherwise."

     (h) For purposes of SECTION 8.05, the amount per year specified as compensation for the Trustee is hereby specified as the amount set forth under Summary of Essential Information in the Prospectus as Trustee'ss Annual Fee.

     (i) For purposes of SECTION 9.01, the Termination Date shall be the dates specified in the Prospectus under Mandatory Termination of Trust in the Summary of Essential Information.

     This Indenture shall be deemed effective when executed and delivered by the Sponsor and the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed


                                        SALOMON SMITH BARNEY INC.
                                        Sponsor


                                        By: /s/ Kevin Kopczynski
                                            -------------------------
                                            Senior Vice President

                                        THE BANK OF NEW YORK, Trustee

                                        By: /s/ Thomas Porrazzo
                                            --------------------------
                                            Vice President

(SEAL)

ATTEST:

By: /s/
    --------------------------

                              EQUITY FOCUS TRUSTS
                   SECTOR SERIES, EMERGING SECTOR PORTFOLIOS

                          WIRELESS TECHNOLOGIES 2001A

                           REFERENCE TRUST INDENTURE

                          Dated as of January 8, 2001



          This Trust Indenture between Salomon Smith Barney Inc., as Sponsor, and The Bank of New York, as Trustee (the "Indenture") sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Equity Focus Trusts, Standard Terms and Conditions of Trust for Series formed on or subsequent to March 14, 2000" (the "Standard Terms and Conditions of Trust") and such provisions as are set forth in full herein and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.


                                WITNESSETH THAT:


          In consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST


          Subject to the provisions of Part II hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument, except that all references to "The Chase Manhattan Bank" shall be deleted and replaced by "The Bank of New York", and further, that The Bank of New York shall, by executing this Trust Indenture, be deemed to be the Trustee and a party to said Standard Terms and Conditions of Trust for all purposes of this Trust.

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST


          The following special terms and conditions are hereby agreed to:

     (a) The Securities (including Contract Securities) deposited hereunder are those listed in the Prospectus under Portfolio relating to the Sector Series, Emerging Sector Portfolios Wireless Technologies 2001A.

     (b) The definition of "Trustee" shall be deleted and replaced by the following:

          "The Bank of New York, or its successor or any successor Trustee appointed as herein provided."

     (c) SECTION 2.02 is hereby amended by adding the following sentence as the second sentence of such Section:

          "Effective as of the Evaluation Time on January 9, 2001 in the event that the aggregate value of Securities in the Trust has increased since the evaluation on January 8, 2001, the Trustee shall issue such number of additional Units to the Holder of outstanding Units as of the close of business on January 8, 2001, that the price per Unit computed as of the Evaluation Time on January 9, 2001, plus the maximum applicable sales charge shall equal approximately $1 per Unit (based on the number of Units outstanding as of said Evaluation Time, including the additional Units issued pursuant to this sentence); in the event that the aggregate value of Securities in the Trust Fund has decreased since the evaluation on January 8, 2001, there will be a reverse split of the outstanding Units, and said Holder will surrender to the Trustee for cancellation such number of Units, that the price per Unit computed as of the Evaluation Time on January 9, 2001 plus the maximum applicable sales charge shall equal approximately $1 per Unit (based on the number of Units outstanding as of said Evaluation Time, reflecting cancellation of Units pursuant to this sentence)."

     (d) SECTION 3.19 shall be amended by adding the following sentence at the conclusion of such Section:

          "The Depositor represents that the price paid by any Holder for Units acquired through reinvestment of Trust distributions will be reduced by the aggregate amount of unpaid Deferred Sales Charge at the time of purchase such that the subsequent collection by the Depositor of the Deferred Sales Charge in respect of the Units so acquired will be permissible under applicable NASD rules."

     (e) Article THREE shall be amended to add a new SECTION 3.20 as follows:

               SECTION 3.10 Creation and Development Fee. In the event that the Prospectus provides for a Creation and Development Fee, then the Trustee shall, on the dates specified in and as permitted by the Prospectus, withdraw from the Income Account, the Capital Account and/or distributions to be made therefrom, as such accounts or distributions are designated in the Prospectus as the source of the payments of the Creation and Development Fee, an amount per Unit specified in the Prospectus and credit such amount to a special, non-Trust account maintained at the Trustee out of which the Creation and Development Fee will be distributed to the Sponsor. If the balances in the Income and Capital Accounts are insufficient to make any withdrawal designated to be made therefrom, the Trustee shall, as directed by the Sponsor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or the Capital Account, sell Securities and credit the proceeds thereof to such special Sponsor's account or credit Securities in kind to such special Sponsor's Account, provided, however, that the Trustee shall not be required to advance an aggregate amount in excess of $15,000 pursuant to this Section. Such directions shall identify the Securities, if any, to be sold or distributed in kind and shall contain, if the Trustee is directed by the Sponsor to sell a Security, instructions as to execution of such sales. The Trustee shall have no liability for any loss or depreciation resulting from sales made in accordance with the Sponsor's instruction. If a Holder redeems Units prior to full payment of the Creation and Development Fee, the Trustee shall not, on the Redemption Date, withhold from the Redemption Price payment to such Holder an amount equal to the unpaid portion of the Creation and Development Fee, unless provided otherwise in the Prospectus. The Sponsor may at any time instruct the Trustee to distribute to the Sponsor cash or Securities previously credited to the special Sponsor's Account. Notwithstanding the foregoing, unless the Sponsor shall otherwise direct, the Trustee shall accrue the liability for the Creation and Development Fee on each Creation and Development Fee payment date but shall defer the payment thereof and any sale of Securities as shall be necessary to provide funds for such payment, until the last Deferred Sales Charge payment date specified in the Prospectus or such earlier time as a Unit is redeemed. Accordingly, any person who acquires a Unit subsequent to one or more Creation and Development Fee payment dates will acquire the Unit subject to the unpaid liability for such Creation and Development Fee payments. Neither the Trustee nor the Sponsor shall have any liability for loss or depreciation resulting from such deferral of payment and sale of Securities."

     (f) For purposes of SECTION 7.03 the amount per year as compensation for the Sponsor is hereby specified as the amount set forth under Summary of Essential Information in the Prospectus as Sponsor's Annual Fee.

     (g) SECTION 8.01(b) shall be amended by adding the following to the clause ending prior to the proviso beginning in the fifth line:

         "or in respect of any evaluation which it is required to make, or required or permitted to have made by others under this Indenture, or otherwise."

     (h) For purposes of SECTION 8.05, the amount per year specified as compensation for the Trustee is hereby specified as the amount set forth under Summary of Essential Information in the Prospectus as Trustee'ss Annual Fee.

     (i) For purposes of SECTION 9.01, the Termination Date shall be the dates specified in the Prospectus under Mandatory Termination of Trust in the Summary of Essential Information.

     This Indenture shall be deemed effective when executed and delivered by the Sponsor and the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed


                                        SALOMON SMITH BARNEY INC.
                                        Sponsor


                                        By: /s/ Kevin Kopczynski
                                            -------------------------
                                            Senior Vice President

                                        THE BANK OF NEW YORK, Trustee

                                        By: /s/ Thomas Porrazzo
                                            --------------------------
                                            Vice President

(SEAL)

ATTEST:

By: /s/
    --------------------------